NATIXIS EQUITY FUNDS

NATIXIS DIVERSIFIED PORTFOLIOS

Supplement dated July 8, 2008, to the Statement of Additional Information – Part II for Natixis Funds Trust I,

Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV dated May 1, 2008, as may be revised or supplemented from time to time

Effective July 1, 2008, Kenneth A. Drucker was appointed an Independent Trustee to the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. Accordingly, the following is added to the table in the sub-section “Trustees and Officers” within the section “Management of the Trusts”:

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

Kenneth A Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III and Natixis Funds Trust IV Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	41 Director, M Fund Inc. (registered investment company)

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

** Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

*** The trustees of the Trusts serve as trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series (collectively, the “Fund Complex”).

Effective with his appointment to the Board of Trustees on July 1, 2008, Mr. Drucker became a member of the Contract Review and Governance Committee. Accordingly, the list of the members of the Contract Review and Governance Committee in the sub-section “Standing Board Committees” within the section “Management of the Trust” is amended and restated as follows:

Contract Review and Governance Committee
Edward A. Benjamin—Chairman
Graham T. Allison, Jr.
Charles D. Baker
Kenneth A. Drucker

As of December 31, 2007, Mr. Drucker did not own shares of any Fund overseen by the Board of Trustees for the Natixis Funds, Loomis Sayles Funds and Hansberger International Series.

SP388-0708